SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. 2)

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Filed by a Party other than the Registrant	/ /

Check the appropriate box:

/X/	Preliminary Proxy Statement

/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /	Definitive Proxy Statement

/ /	Definitive Additional Materials

/ /	Soliciting Material Pursuant to §240.14a-12

ALPINE SERIES TRUST
(Name of Registrant as Specified In Its Charter)

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Alpine Dynamic Financial Services Fund
a series of Alpine Series Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(888) 785-5578

April [ _ ], 2006

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the Alpine Dynamic Financial Services Fund (the “Fund”), a series of Alpine Series Trust (the “Trust”) scheduled for May 24, 2006 (the “Special Meeting”) to vote on two important proposals affecting the Fund: (1) to elect a Trustee to the Board of Trustees until his successor has been duly elected and qualified; and (2) to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from a diversified to a non-diversified investment company.

The proposals are discussed in more detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees believes that these proposals are in the best interests of the Fund and its shareholders and unanimously recommends that you vote “FOR” the proposals.

If you are a shareholder of record as of the close of business on March 31, 2006 you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board has recommended approval of Proposal I and Proposal II and encourages you to vote “FOR” these proposals. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund at 1-888-785-5578. Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope, so that the maximum number of shares may be voted.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

ALPINE SERIES TRUST

/s/ Samuel A. Lieber, President

Alpine Dynamic Financial Services Fund
a series of the Alpine Series Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING
TO BE HELD May 24, 2006

To the shareholders of the Alpine Dynamic Financial Services Fund (the “Fund”), a series of Alpine Series Trust (the “Trust”), for a Special Meeting (the “Meeting”) of shareholders of the Fund to be held on May 24, 2006:

Notice is hereby given that the Meeting will be held on May 24, 2006, at 11:00 a.m., Eastern time, at the offices of Alpine Woods Capital Investors, LLC (“the Investment Adviser”), 2500 Westchester Avenue, Suite 215, Purchase, New York 10577. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.	To elect a Trustee to the Board of Trustees until his successor has been duly elected and qualified.

2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from a diversified to a non-diversified investment company.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal I and Proposal II are discussed in greater detail in the attached Proxy Statement. Shareholders of record at the close of business on March 31, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card, so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

/s/ Samuel A. Lieber

Samuel A. Lieber, President
April [ _ ], 2006

Alpine Dynamic Financial Services Fund
a series of the Alpine Series Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(888) 785-5578

 PROXY STATEMENT
April [ _ ], 2006

General. This Proxy Statement is being furnished by the Board of Trustees (at times, the “Board”) of Alpine Series Trust (the “Trust”), to the shareholders of the Trust’s series, the Alpine Dynamic Financial Services Fund (the “Fund”), in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting (the “Meeting”) to be held May 24, 2006, at 11:00 a.m., Eastern time, at the offices of the Fund’s investment adviser, Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577 (the “Investment Adviser”), for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is April [ _ ], 2006. At the Meeting, the shareholders of the Fund will be asked:

1.	To elect a Trustee to the Board of Trustees until his successor has been duly elected and qualified.

2.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “Investment Company Act”), from a diversified to a non-diversified investment company.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust and registered investment company under the Investment Company Act of 1940 (the “Investment Company Act”). The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Shareholders of the Fund at the close of business on March 31, 2006 will be entitled to be present and vote at the Meeting. As of that date, there were 290,435 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $3,308,027.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote “FOR” Proposal I and Proposal II and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust, Oliver Sun, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The election of a Trustee to the Board of Trustees in Proposal I requires a plurality (a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Trustees.

The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve Proposal II regarding the change in the Fund’s sub-classification to a non-diversified investment company. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each proposal as to which it is entitled to vote.

Quorum Required to Hold Meeting. In order to transact business at the Meeting, a “quorum” must be present. Under the Trust’s By-Laws, a quorum is constituted by the presence in person or by proxy of shareholders representing forty percent (40%) of the shares of the Fund entitled to vote on a matter.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.” A broker non-vote or abstention will have the effect of a vote against the proposals.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the shareholders present at the Meeting or the persons named as proxies shall have the power, but are under no obligation to, to propose an adjournment of the Meeting without notice other than announcement at the Meeting until such quorum shall be present. The holders of shares entitled to cast not less than a majority of all the votes entitled to be cast at such meeting on a matter shall also have the power to adjourn the Meeting. Written notice of such an adjournment stating the place, date and hour thereof, and in the case of a special meeting, specifying the purpose or purposes thereof, shall be given to each shareholder entitled to vote thereat, not less than ten (10) nor more than ninety (90) days prior to the meeting, if the Meeting is adjourned to a date more than one hundred twenty (120) days after the original Record Date set for the Meeting. With respect to the proposals, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposals (including abstentions and broker non-votes), and vote against adjournment all proxies that voted against such proposals. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, the Investment Adviser, or U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, who will not be paid for these services. The Investment Adviser will pay the costs and expenses incurred in connection with the solicitation of this proxy, which are anticipated to be approximately $5,000. The Fund, the Investment Adviser or USBFS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, the Investment Adviser shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

PROPOSAL I

ELECTION OF TRUSTEE

Background. At the Meeting, shareholders will be asked to vote for the election of Jeffrey E. Wacksman (the “Nominee”), to serve as a Trustee until his successor is duly elected and qualified. The Nominee was considered and recommended by the Fund’s Nominating Committee and elected to the Board by the Independent Trustees and the entire Board of Trusteees on September 20, 2004 to fill a vacancy in the Board. The Trust’s By-Laws provide that vacancies in the Board may be filled by a majority of the then remaining Trustees at a duly constituted meeting. Under the Investment Company Act, the Independent Trustees are responsible for the nomination and selection of Independent Trustees.

Section 16 of the Investment Company Act requires that, at all times, at least two-thirds of the Board be comprised of Trustees that have been elected by shareholders. Currently, three-fourths of the Board of Trustees has been elected by shareholders. While the Fund is currently in compliance with applicable securities laws, the addition of Trustees in the future might reduce the percentage of Trustees approved by shareholders below the required two-thirds. Though the election of a new Trustee will not immediately result in the Board falling below the required two-thirds, the Board recommends that all four Trustees be elected by shareholders, including Jeffrey E. Wacksman.

The persons named as proxies on the proxy card enclosed with this Proxy Statement intend to vote at the Meeting “FOR” the election of the nominee named below (the “Nominee”) to serve as a Trustee of the Trust (and Fund) until his successor has been duly elected and qualified.

The Nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If the Nominee should be unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating Committee of the Trust.

Information Concerning the Nominee and the Current Trustees. The following table sets forth the Nominee for election to the Board of Trustees and each currently-elected member of the Board of Trustees, his name, address, age, position with the Trust, term of office and length of service with the Trust, principal occupation or employment during the past five years and other directorships held on March 31, 2006. The Nominee and each Independent Trustee is not considered an “interested person” within the meaning of the Investment Company Act.

NOMINEE/INDEPENDENT TRUSTEES

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee
Jeffrey E. Wacksman (41) 2500 Westchester Ave Purchase, NY 10577	Nominee/ Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP since 1994.	8	Director, Adair International Limited; Director, Cable Beach Properties, Inc.; Director, Bondi Icebergs Inc.; Trustee, Larchmont Manor Park Society; Trustee of Alpine Equity & Income Trusts
Laurence B. Ashkin (76), 2500 Westchester Ave Purchase, NY 10577	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	8	Trustee of Alpine Equity and Alpine Income Trusts.
H. Guy Leibler (50), 2500 Westchester Ave Purchase, NY 10577	Independent Trustee	Indefinite, since the Trust’s inception.	Chief Operating Officer of L&L Acquisitions, LLC since 2003; President, Skidmore, Owings & Merrill LLP (2001-2003); Chairman and President of Pailatus, a news media company (1997-1999); Director of Brand Space Inc., a brand marketing/advertising company (1997-1999).	8	Director and Chairman, White Plains Hospital Center; Director, Dressage for Kids, Trustee of Alpine Equity and Alpine Income Trusts
Samuel A. Lieber** (48), 2500 Westchester Ave Purchase, NY 10577	Interested Trustee, Portfolio Manager and President	Indefinite, since the Trust’s inception.	CEO of Alpine Management & Research, LLC since 1997.	8	Trustee of Alpine Equity & Alpine Income Trusts

EXECUTIVE OFFICERS

In addition to Mr. Lieber, the current executive officers of the Fund include the following:

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships held by Trustee
Stephen A. Lieber (79) 2500 Westchester Ave Purchase, NY 10577	Vice President	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	None
Sheldon R. Flamm (56) 2500 Westchester Ave Purchase, NY 10577	Treasurer/ Chief Compliance Officer	Indefinite, since 2002
Chief Financial Officer, Saxon Woods Advisors, LLC since 1999; Chief Financial Officer, Lieber & Co. (a wholly-owned subsidiary of First Union National Bank) (1997 - 1999); Chief Financial Officer, Evergreen Asset Management Corp (1987 - 1999).

None
Oliver Sun (40) 2500 Westchester Ave. Purchase, NY 10577	Secretary	Indefinite, since 2002	Controller of Alpine Management & Research, LLC since 1998.	None

* The Fund Complex includes each series of the Alpine Series Trust (Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund and Alpine Dynamic Financial Services Fund), each series of the Alpine Equity Trust (Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund) and each series of Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund).

** Samuel A. Lieber is the son of Steven A. Lieber.

Board Meetings and Committees. The Trust’s Board held four regular meetings during the fiscal year ended October 31, 2005. The Board has also established three standing committees in connection with the governance of the Trust; an Audit Committee, a Nominating Committee, and a Valuation Committee. For the fiscal year ended October 31, 2005, the Nominee attended at least 75% of the total number of meetings of the Board and the Fund committees of which he was a member during the period for which he was a Trustee.

Audit Committee. The Board has an Audit Committee consisting of all the Trustees who are not “interested persons” as defined in the Investment Company Act. In addition, the members of the Audit Committee are also “independent,” as defined in Rule 4200(a) of the National Association of Securities Dealers listing standards. The members of the Audit Committee include H. Guy Leibler, Jeffrey E. Wacksman and Laurence B. Ashkin. Mr. Ashkin serves as the Chairman of the Audit Committee and is the Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbannes-Oxley Act of 2002. The Audit Committee is responsible for advising the full Board regarding accounting, auditing and financial matters affecting the Trust. The Audit Committee met twice during the fiscal year ended October 31, 2005. The Board has adopted a written Charter for the Audit Committee, which is attached hereto at Appendix A.

Nominating Committee. The Board has a Nominating Committee consisting of all the Trustees who are not “interested persons.” The members of the Nominating Committee include H. Guy Leibler, Jeffrey E. Wacksman and Laurence B. Ashkin. Mr. Leibler serves as the Chairman of the Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is from time to time considered necessary from time to time. The Board does not have a written charter for the Nominating Committee.

The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Recommendations for consideration by the Nominating Committee should be sent to the Chairman of the Nominating Committee in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the Chairman of the Nominating Committee at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if their election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board of Trustees believes that to be recommended as a Nominee, whether by the Nominating committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) must be highly accomplished in his or her respective field; (4) have a relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board of Trustees and to enhance his or her knowledge of the Trust’s business.

Valuation Committee. The Board has a Valuation Committee consisting of all the Trustees who are not “interested persons.” The members of the Valuation Committee include H. Guy Leibler, Jeffrey E. Wacksman and Laurence B. Ashkin. Mr. Ashkin serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of portfolio securities and other investments, and (2) as required by the Trust’s valuation policies, when the full Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees. The Valuation Committee did not meet during the fiscal year ended October 31, 2005.

Communication to the Trustees. Shareholders may contact the Trustees directly by contacting the Secretary of the Trust at the principal executive offices of the Trust with such request. Such correspondences should be sent to Oliver Sun, Secretary, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

Compensation of Trustees. Under the federal securities laws, the Fund is required to provide to its stockholders in connection with the Meeting information regarding compensation paid to Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Fund’s investment adviser during its prior fiscal year. The Trust pays an annual fee to each Trustee who is not an officer or employee of the Investment Adviser or the distributor (or any affiliated company of the Investment Adviser or distributor) in the amount of $2,400 per year. Travel expenses of Trustees who are not affiliated persons of the Investment Adviser or distributor (or any affiliated company of the Investment Adviser or distributor) which are incurred in connection with attending meetings of the Board will also be reimbursed.

The table below sets forth the amount of compensation (and expenses) the Trustees received from the Trust during the fiscal year ended October 31, 2005. Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From the Fund	Total Compensation from Fund and Fund Complex Paid to Trustee
Lawrence B. Askin	NONE	$12,000
H. Guy Leibler	NONE	$12,000
Jeffrey E. Wacksman	NONE	$12,000
Samuel A. Lieber	NONE	NONE

Management Ownership. To the knowledge of the Fund’s management, before the close of business on March 31, 2006, the officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund. The following table sets forth the aggregate dollar range of equity securities beneficially owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of October 31, 2005:

Name of Trustee	Dollar Range of Financial Services Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustees in Fund Complex*
Independent Trustees
Jeffrey E. Wacksman	$0	Over $100,000
Laurence B. Ashkin	$0	Over $100,000
H. Guy Leibler	$0	$0
Interested Trustee
Samuel A. Lieber	$0	Over $1,000,000

*
Includes holdings of each series of the Alpine Series Trust (Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund and Alpine Dynamic Financial Services Fund), each series of the Alpine Equity Trust (Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund) and each series of Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund).

Trustee Transactions with Fund Affiliates. As of March 31, 2006, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Investment Adviser, the Fund’s distributor and principal underwriter, Quasar Distributors, LLC (“Quasar”), or an affiliate of the Investment Adviser or Quasar. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $60,000, in the Investment Adviser, Quasar or any of their affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $60,000 and to which the Investment Adviser, Quasar or any affiliate thereof was a party.

Required Vote. Approval of the Nominee requires a plurality (a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Trustees.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD OF TRUSTEES. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL II

APPROVAL OF CHANGE IN THE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT FROM A DIVERSIFIED TO A NON-DIVERSIFIED COMPANY

The Fund currently has a sub-classification under Section 5(b) of the Investment Company Act as a diversified company. As a diversified company under the Investment Company Act, the Fund is subject to various investment limitations and is limited as to the amount it may invest in any single issuer. More specifically, Section 5(b)(1) of the Investment Company Act states that, with respect to 75% of the Fund’s total assets, the Fund may not invest in a security if, as a result of such investment (at the time of purchase) more than 5% of its total assets would be invested in securities of any one issuer. In addition, the Investment Company Act specifies that, with respect to 75% of its assets, it may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities or securities of other investment companies.

The Investment Company Act requires the vote of a majority of the Fund’s outstanding voting securities to change its sub-classification from a diversified to a non-diversified company under Section 13(a)(1). The Board of Trustees, including all Trustees who are not interested persons within the meaning of the Investment Company Act, has approved this change on March 28, 2006 at a quarterly meeting of the Board at the request of the Fund’s Investment Adviser, Alpine Woods Capital Investors. If shareholders approve the change in the Fund’s classification, the Fund will no longer be subject to the diversification limits described above and will be permitted to invest a higher percentage of its assets in the securities of a particular issuer than is currently permissible. The sub-classification change will go into effect on or about June 1, 2006, subject to shareholder approval. The Investment Adviser believes this change is in the shareholders’ best interests and will allow the Fund to pursue its investment objective of long-term growth of capital and consistent above average total returns. However, there can be no assurance that the change in the sub-classification to non-diversified will result in enhanced investment performance.

A change in the Fund’s sub-classification under the Investment Company Act will provide the Fund’s Investment Adviser with greater flexibility in managing the Fund’s assets. The Fund invests a substantial percentage of its net assets in equity securities of certain U.S. and foreign companies in the financial services industry (“financial services issuers”). However, there are relatively few attractive financial services issuers in the market, and the Fund’s authorization to invest in these issuers is currently further restricted by the limitations imposed by its sub-classification as a diversified fund under the Investment Company Act. Accordingly, if this proposal is approved by shareholders, the Fund will have greater flexibility with respect to the amount of the Fund’s assets that are permitted to be invested in particular financial services issuers. This increased flexibility may benefit the Fund’s investment performance by authorizing the Fund to take positions in certain issuers beyond the positions currently authorized under the Fund’s diversification policy when the Investment Adviser believes that such investments present the best opportunities for return. However, shareholders should note that if the change in the Fund’s sub-classification to “non-diversified” is approved, the Fund’s investment risk may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of securities of a smaller number of issuers relative to the number held in a diversified fund. Consequently, a non-diversified fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of these developments.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE CHANGE IN THE FUND’S SUB-CLASSIFICATION FROM A DIVERSIFIED TO A NON-DIVERSIFIED COMPANY. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THIS PROPOSAL.

INFORMATION ABOUT THE FUND

As noted above, the Fund’s current Investment Adviser is Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase New York 10577. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202. In addition to serving as the Fund’s administrator, USBFS also serves as the Fund’s transfer and dividend disbursing agent, and is an affiliate of Quasar. USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as Custodian for the Fund’s securities and cash.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”), 555 East Wells Street, Milwaukee, Wisconsin, 53202 currently serves as the independent registered public accounting firm for the Trust. Representatives of Deloitte are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Trust has engaged Deloitte to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed to the Fund for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by Deloitte:

Aggregate total for fiscal years ending 10/31/04 and 10/31/05
Audit Fees	$0
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

The Fund’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust. All of Deloitte hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time permanent employees of Deloitte.

For the past two fiscal years, Deloitte has not billed the Trust or the Investment Adviser (or any entity controlling, controlled by or under common control with the Investment Adviser) for, nor accrued for on behalf of the Trust or the Investment Adviser, any non-audit fees other than certain tax fees. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser, is compatible with maintaining Deloitte’s independence, and has concluded that the provision of such non-audit services by Deloitte has not compromised their independence.

Audit Committee Report. The Fund’s inception date was November 1, 2005. Since the Fund has not completed its first fiscal year, it has not issued an Annual Report or an Audit Committee Report.

The Audit Committee of the Board of Trustees has selected Deloitte to be employed as the Fund's independent registered public accounting firm to perform the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common stock, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund's directors and officers, the Fund's Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended October 31, 2005.

Information Pertaining to Certain Stockholders. To the knowledge of the Fund’s management, before the close of business on March 31, 2006, the following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:

Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
Balsa & Co. 717 N. Harwood Street Dallas, TX 75201-6538	44,209	15.22%	Record
Knotfloat & Co. P.O. Box 5496 Boston, MA 02206-5496	30,948	10.66%	Record
Patricia Webb 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	16,165	5.57%	Beneficial

INFORMATION ABOUT THE FUND

The Trust, on behalf of the Fund, is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission. The SEC maintains a website that contains information about the Fund (www.sec.gov.). Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

Reports to Shareholders. COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS WILL BE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, c/o U.S. BANCORP FUND SERVICES, LLC, 615 EAST MICHIGAN STREET, 3RD FLOOR, MILWAUKEE, WISCONSIN, 53202 OR BY CALLING, TOLL-FREE, 1 (888) 785-5578. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV, AND AT WWW.ALPINEFUNDS.COM.

GENERAL INFORMATION

Other Matters to come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Samuel A. Lieber, President

/s/ Samuel A. Lieber

Purchase, New York
April [ _ ], 2006

PROXY

ALPINE DYNAMIC FINANCIAL SERVICES FUND
a series of Alpine Series Trust
SPECIAL MEETING OF SHAREHOLDERS
May 24, 2006

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ALPINE SERIES TRUST

The undersigned hereby appoints Samuel A. Lieber and Sheldon R. Flamm, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the Alpine Dynamic Financial Services Fund, a series of Alpine Series Trust, to be held on May 24, 2006, at the offices of Alpine Woods Capital Management, the Fund’s investment adviser, 2500 Westchester Avenue, Purchase, New York 10577 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on March 31, 2006. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE: April [ _ ], 2006

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)	(Title(s), if applicable)

This proxy will be voted as specified below. If the proxy is executed, but with respect to Proposal I or Proposal II no specification is made, this proxy will be voted in favor of the proposals and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournment thereof. Please indicate by filling in the appropriate box below.

1. To approve the election of Jeffrey E. Wacksman to the Board of Trustees	FOR ☐	AGAINST ☐	WITHHOLD ☐

2. To approve a change in the Fund’s sub-classification under the Investment Company Act from “diversified” to “non-diversified.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

WE NEED YOUR VOTE BEFORE MAY 24, 2006

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME

Appendix A
ALPINE EQUITY TRUST

ALPINE SERIES TRUST

AUDIT COMMITTEE CHARTER

1.	Audit Committee Membership.

The Audit Committees (“Audit Committees”) of the Alpine Equity Trust and the Alpine Series Trust (the “Trusts”) shall be composed entirely of trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended). Each trustee of the Audit Committees shall have no relationship with the Trusts, its respective series (the “Funds”), Alpine Management and Research (the “Adviser”), or U.S. Bancorp Funds Services, LLC. Membership of the Audit Committee shall be determined by the full Board of Trustees (the “Board”) from time to time at its sole discretion.

2.	Meetings.

The Audit Committees shall meet at least once a year and are empowered to hold special meetings as circumstances require.

3.	Purposes.

The purposes of the Audit Committee is to:

(a)
Assist the Boards in their oversight of the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers.

(b)	Assist the Boards in their oversight of the quality and objectivity of the Funds’ financial statements and the independent audit thereof.

(c)	select, oversee and set compensation of the Funds’ independent auditors (the “Auditor”) and to act as a liaison between the Auditors and the full Boards of Trustees.

The function of the Audit Committees is oversight; it is each Funds’ management’s responsibility to maintain appropriate systems for accounting and internal control, and the Auditors responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditors are ultimately responsible to the Boards of Trustees and the Audit Committees, as representatives of the shareholders.

4.	Duties and Powers.

To carry out its purposes, the Audit Committees shall have the following duties and powers and shall apply the following principles:

(a)	Selection of Auditors.

(i)
The Audit Committees shall pre-approve the selection of the Auditors and shall recommend the selection, retention or termination of Auditors to the Boards and, in connection therewith, to evaluate the independence of the Auditors, including whether the Auditors provide any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committees shall review the Auditors’ specific representations as to its independence;

(ii)
The Audit Committees shall review and approve the fees charged by the Auditors for audit and non-audit services in accordance with the pre-approval requirements set forth in (d) below. The Funds shall provide for appropriate funding, as determined by the Audit Committees, to compensate the Auditors for any authorized service provided to the Funds.

(b)	Meetings with the Auditors.

The Audit Committees shall meet with the Auditors, including private meetings, as necessary to:

(i) review the arrangements for and scope of the annual audit and any special audits;

(ii) provide the Auditors the opportunity to report to the Audit Committees, on a timely basis all critical accounting policies and practices to be used;

(iii) discuss any matters of concern relating to the Funds’ financial statements, including:

(A)	any adjustments to such statements recommended by the Auditors, or other results of said audit(s); and

(B)
all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors;

(iv) provide the Auditors the opportunity to report to the Audit Committees, on a timely basis, any material written communication between the Auditors and management such as any management letter or schedule of unadjusted differences;

(v) provide the Auditors the opportunity to report all non-audit services provided to any entity in the “investment company complex”1  that were not pre-approved by the Audit Committees;

(vi) consider the Auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and responses thereto by the Funds’ officers in accordance with Statement of Auditing Standards No. 61, as amended;

(vii) review the form of written opinion the Auditors propose to render to the Boards of Trustees and shareholders; and

(viii) provide the Auditors the opportunity to report on any other matter that the Auditors deem necessary or appropriate to discuss with the Audit Committees.

(c)	Change in Accounting Principles.

The Audit Committees shall consider the effect upon the Funds of any changes in accounting principles or practices proposed by the Auditors or the Funds’ officers.

(d)	Pre-Approval Requirements.

(i)	Pre-Approval Requirements. Before the Auditors are engaged by the Funds to render audit or non-audit services, either:

(A)
The Audit Committees shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Funds. The Audit Committees may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committees at each of its scheduled meetings; or

(B)
The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committees. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committees’ responsibilities to the Adviser. The Audit Committees must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committees Charter;

1 “Investment Company Complex” means the Fund, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Fund or Adviser.

(ii)
De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Funds other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5 percent of the total amount of revenues paid by the Funds to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committees and are approved by the Audit Committees or by one or more members of the Audit Committees to whom authority to grant such approvals has been delegated by the Audit Committees prior to the completion of the audit;

(iii)
Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committees shall pre-approve any non-audit services proposed to be provided by the Auditors to (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, if the Auditors’ engagement with the Adviser or any such control persons relates directly to the operations and financial reporting of the Funds.

Application of De Minimis Exception. The De Minimis exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(iv)
The pre-approval requirements set forth above are optional to the extent that any engagement is entered into with the Auditor prior to May 6, 2003 (the effective date of the Securities and Exchange Commission (“SEC”) regulations establishing such requirements).[2]  Engagements entered into prior to May 6, 2003, are subject to any limitations set forth in the transition and grandfathering provisions in the SEC rules.

2 The final rules adopted by the Securities and Exchange Commission relating to pre-approval requirements are set forth in Strengthening the Commission’s Requirements Regarding Auditor Independence, Release No. IC-25915 (Jan. 28, 2003).

(e)
Prohibited Activities of the Auditor. An auditor who is performing the audit for the Funds may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Funds:

(i)	bookkeeping or other services related to the accounting records or financial statements of the Funds;

(ii)	financial information systems design and implementation;

(iii)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(iv)	actuarial services;

(v)	internal audit outsourcing services;

(vi)	management functions or human resources;

(vii)	broker or dealer, investment adviser, or investment banking services;

(viii)	legal services and expert services unrelated to the audit; and

(ix)	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditors will be responsible for informing the Audit Committees of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(f)	Improprieties. Investigate improprieties or suspected improprieties in Funds operations.

(g)
Board Reports. Report its activities to the full Boards on a regular basis and to make such recommendations with respect to the above and other matters, as the Audit Committees may deem necessary or appropriate.

5.	Meetings with Treasurer/Advisory Personnel.

The Audit Committees, in its discretion, may meet with the Treasurer of the Funds and with personnel of the Adviser.

6.	Authority to Retain Counsel.

The Audit Committees shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds.

7.	Annual Charter Review.

The Audit Committees shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Dated: June 23, 2003